EXHIBIT 23.01





                         CONSENT OF INDEPENDENT AUDITORS



          We hereby consent to the incorporation by reference in this Registration Statement on Form SB-2 of our report dated February 19, 1998, included in the annual report on Form 10-KSB of the Worldwide Entertainment & Sports Corp. for the year ended December 31, 1997 and to the reference to our firm under the caption "Experts" in the prospectus.






                                    Friedman Alpren & Green LLP

New York, New York
October 13, 1998